SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2014 (January 24, 2014)

Education Management Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (412) 562-0900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01 - Other Events.

Education Management Corporation (the “Company”) announced today that it has received inquiries from twelve states regarding the Company’s business practices. The Attorney General of the Commonwealth of Pennsylvania has informed the Company that it will serve as the point of contact for the inquiries related to the Company. The inquiries focus on the Company's practices relating to the recruitment of students, graduate placement statistics, graduate certification and licensing results, and student lending activities, among other matters. The Company believes that several other companies in the for-profit education industry have received similar inquiries. The Company intends to cooperate with the states involved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:       /s/ J. Devitt Kramer
Name:    J. Devitt Kramer
Title:    Senior Vice President, General Counsel & Secretary

Dated:  January 24, 2014